UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 350, San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024, Viking Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Viking Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 EIP”) and the Viking Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”). The 2024 EIP and the 2024 ESPP were previously approved by the Board of Directors of the Company, subject to stockholder approval.

The 2024 EIP and the 2024 ESPP each became effective on May 21, 2024 upon stockholder approval at the Annual Meeting. More complete summaries of the terms of the 2024 EIP and the 2024 ESPP are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2024 (the “Proxy Statement”) under the sections entitled “Proposal No. 4 Approval of our 2024 Equity Incentive Plan” and in “Proposal No. 5 Approval of our 2024 Employee Stock Purchase Plan,” respectively, which description and text are incorporated herein by reference.

The foregoing description of the terms of the 2024 EIP and the 2024 ESPP and the descriptions thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2024 EIP and the 2024 ESPP, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2024, the Company held the Annual Meeting. Of the 110,217,994 shares of the Company’s common stock outstanding as of March 28, 2024, the record date for the Annual Meeting, 88,199,492 shares were represented at the Annual Meeting virtually or by proxy, constituting approximately 80.1% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s Proxy Statement.

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect the following nominees as Class III directors to serve until the Company’s 2027 annual meeting of stockholders or until such director’s respective successor is duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Lian, Ph.D.	50,502,615	17,436,415	20,260,462
Lawson Macartney, Ph.D.	22,267,255	45,671,775	20,260,462

As a result, the Company’s stockholders voted to elect Brian Lian, Ph.D. and Lawson Macartney, Ph.D. as Class III directors to serve until the Company’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Proposal No. 2. To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions
87,382,144	743,579	73,767

As a result, the Company’s stockholders voted to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.

Proposal No. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,234,707	4,510,461	193,862	20,260,462

As a result, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal No. 4. To approve the 2024 EIP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,547,615	19,279,010	112,405	20,260,462

As a result, the Company’s stockholders voted to approve the 2024 EIP.

Proposal No. 5. To approve the 2024 ESPP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,119,655	734,042	85,333	20,260,462

As a result, the Company’s stockholders voted to approve the 2024 ESPP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Viking Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on May 22, 2024 as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 and incorporated herein by reference).
10.2

Viking Therapeutics, Inc. 2024 Employee Stock Purchase Plan (previously filed on May 22, 2024 as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: May 22, 2024	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)